Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 033-35412).


/s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
November 5, 1999